Washington, D.C. 20549
SCHEDULE 14C
(RULE 14c-101)

SCHEDULE 14C INFORMATION

Proxy Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

[     ] Preliminary information statement
[     ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ X ] Definitive information statement

Starboard Investment Trust

(Name of the Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ X ]		No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid:

	2.	Form, Schedule, or Registration Statement No.:

	3.	Filing Party:

	4.	Date Filed:

Starboard Investment Trust
116 South Franklin Street
Rocky Mount, North Carolina 27804

June 12, 2019

Dear Shareholders,
The enclosed document is purely for informational purposes. You are not being asked to vote or take action on any matter. The document relates to the approval of an investment advisory agreement for the Alpha Risk Tactical Rotation Fund (the “Fund”) between ARS Investment Management, LLC (“ARS”) and Starboard Investment Trust (the “Trust”) on behalf of the Fund.
ARS has served as investment adviser to the Fund pursuant to an investment advisory agreement between ARS and the Trust, on behalf of the Fund, dated December 29, 2016 (the “Current Advisory Agreement”). Currently, ARS is 100% owned by Timothy Dolan. On or after July 2, 2019, Boston Asia Capital will enter into an agreement to purchase 100% of ARS, pursuant to a Business Purchase Agreement (the “Transaction”).
Under the Investment Company Act of 1940, as amended (the “1940 Act”), a transaction that results in the transfer, either directly or indirectly, of ownership of more than 25% of the voting interests of an investment adviser is presumed to constitute a “change in control” of the adviser. The 1940 Act further states that a change in control of an investment adviser causes the adviser’s investment advisory agreement to be “assigned,” which results in the automatic termination of the agreement by the agreement’s terms as required by the 1940 Act. The Transaction, as described above, is presumed to constitute a “change in control” of ARS for purposes of the 1940 Act and will cause the “assignment” and a resulting termination of the Current Advisory Agreement.
As a result, the Board at a meeting held on April 25, 2019, approved a New Advisory Agreement between the ARS and the Trust, on behalf of the Fund (the “New Advisory Agreement”), which is substantially similar to the Current Advisory Agreement. The New Advisory Agreement was also approved by written consent of shareholders representing a majority of shareholders of the Fund, on the terms described herein.
As always, please feel free to contact the Fund at (800) 773-3863 with any questions you may have.

Starboard Investment Trust

/s/ Katherine M. Honey

Katherine M. Honey
President

Alpha Risk Tactical Rotation Fund
A series of the Starboard Investment Trust
116 South Franklin Street
Rocky Mount, North Carolina 27804
Tel (800) 773-3863 Fax (252) 972-1908

___________________________________

INFORMATION STATEMENT
___________________________________

June 12, 2019

This Information Statement is being provided to the shareholders of the Alpha Risk Tactical Rotation Fund (the “Fund”), as series of the Starboard Investment Trust, a Delaware statutory trust (the “Trust”). This Information Statement is in lieu of a proxy statement.
ARS Investment Management, LLC (“ARS”) has served as investment adviser to the Fund pursuant to an investment advisory agreement between ARS and the Trust, on behalf of the Fund, dated December 29, 2016 (the “Current Advisory Agreement”). Currently, ARS is 100% owned by Timothy Dolan. On or after July 2, 2019, Boston Asia Capital will enter into an agreement to purchase 100% of ARS, pursuant to a Business Purchase Agreement (the “Transaction”).
Under the Investment Company Act of 1940, as amended (the “1940 Act”), a transaction that results in the transfer, either directly or indirectly, of ownership of more than 25% of the voting interests of an investment adviser is presumed to constitute a “change in control” of the adviser. The 1940 Act further states that a change in control of an investment adviser causes the adviser’s investment advisory agreement to be “assigned,” which results in the automatic termination of the agreement by the agreement’s terms as required by the 1940 Act. The Transaction, as described above, is presumed to constitute a “change in control” of ARS for purposes of the 1940 Act and will cause the “assignment” and a resulting termination of the Current Advisory Agreement. As a result, at an in person meeting held on April 25, 2019, the Board of Trustees (the “Board” or the “Trustees”, made up entirely of Trustees who are not “interested persons” (the “Independent Trustees”) as defined in the 1940 Act, considered and approved a new investment advisory agreement with ARS with respect to the Fund (the “New Advisory Agreement”) in substantially the form attached hereto as Attachment A, which is substantially similar to the Current Advisory Agreement. On May 8, 2019, shareholders representing the majority of the outstanding voting securities of the Fund approved the New Advisory Agreement. This information statement is being provided to all shareholders to supply information about the Transaction and the terms of the New Advisory Agreement. The New Advisory Agreement will become effective after the closing of the Transaction.
This Information Statement is being supplied to shareholders to provide notice of the action to be taken, and a notice regarding the website availability of this Information Statement will be mailed on or about July 12, 2019 to the Fund’s shareholders of record as of April 30, 2019 (the “Record Date”). As of the Record Date, there were issued and outstanding 104,001.3090 shares of the Fund. As there will be no vote taken, no shares are entitled to vote on the matters discussed in this Information Statement.
NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

The Trust will furnish, without charge, a copy of the Fund’s most recent annual or semi-annual report to any shareholder upon request. To obtain the Fund’s annual or semi-annual report, please contact the Fund by calling (800) 773-3863, or by writing to Alpha Risk Tactical Rotation Fund c/o Nottingham Shareholder Services, 116 South Franklin Street Post Office Box 4365, Rocky Mount, NC 27803-0365.
Background
ARS is located at 661 Highland Avenue, Suite 103F, Needham, Massachusetts 02494. Under the terms of the Current Advisory Agreement, ARS is entitled to a monthly fee from the Fund equal to the annualized rate of 1.10% of the Fund’s average daily net assets. For this compensation, ARS has provided the Fund with a program of continuous supervision of its assets, including developing the composition of portfolios, and furnishing advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. ARS has also been responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees. In an attempt to limit the Fund’s operating expenses, ARS has also entered into an expense limitation agreement with the Fund (the “Current Expense Limitation Agreement”), under which it has agreed to waive or reduce its fees in an amount that limits the Fund’s annual operating expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 2.50% of the average daily net assets of the Fund. For the fiscal year ended May 31, 2018, ARS earned $37,010.00 in advisory fees, all of which were waived by ARS, and $161,400 in expenses were reimbursed to the Fund by ARS. The Current Advisory Agreement was renewed by the Board on December 6, 2018.
Section 15(f) of the 1940 Act
The parties to the Transaction intend to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor whereby an investment adviser (such as ARS) to an investment company (such as the Fund) or an affiliate of such investment adviser may receive payment or benefit in connection with the sale of an interest in the investment adviser if two conditions are satisfied. The first condition is that during the three-year period following the Transaction, at least 75% of the investment company’s board must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor. The Board currently meets this requirement as all of the Trustees are independent and will continue to be independent for the period required. Second, no “unfair burden” can be imposed on the investment company as a result of the Transaction. An “unfair burden” includes: any arrangement during the two-year period after the Transaction where the investment adviser (or predecessor or successor adviser), or any of its “interested persons” (as defined in the 1940 Act), receive or are entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company), or (ii) from the investment company or its shareholders (other than fees for bona fide investment advisory or other services). The Board, with the advice of counsel, did not find that there was any “unfair burden” imposed as a result of the Transaction

The New Advisory Agreement
Due to the Transaction and in order for ARS to continue to provide services to the Fund without disruption, the Board met on April 25, 2019 to consider and approve the New Advisory Agreement.  The terms of the New Advisory Agreement are identical in all material respects to those of the Current Advisory Agreement, except for the date of execution, effectiveness, and termination. There will be no increase in fees paid by the Fund in connection with the New Advisory Agreement. The New Advisory Agreement will become effective when the Transaction closes.
ARS will also enter into an expense limitation agreement with the Fund that is identical in all material respects to those of the Current Expense Limitation Agreement.
The New Advisory Agreement provides that it is effective for an initial one-year period and will be renewed thereafter only so long as such renewal is approved at least annually by a majority of the Independent Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund. The New Advisory Agreement is terminable without penalty by the Trust upon 60 calendar days’ written notice by the Trustees or by vote of a majority of the outstanding voting securities or upon 60 calendar days’ written notice by ARS. The New Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as defined in the 1940 Act.
Like the Current Advisory Agreement, the New Advisory Agreement provides that the Fund’s investment adviser is not liable for any error of judgment or for any loss suffered by the Fund in connection with the performance of the New Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of ARS in the performance of its duties, or from its reckless disregard of its duties and obligations under the New Advisory Agreement.
The New Advisory Agreement is attached to this Information Statement as Attachment A. Please take the time to read the New Advisory Agreement as the description in this Information Statement is only a summary.
About ARS
ARS is an investment advisory firm registered with the Securities and Exchange Commission and provides portfolio management to the Fund.  ARS is owned and controlled by Timothy Dolan and Boston Asia Capital.  The name, address, title, and principal occupation of the principal executive officer of ARS is set forth below:
Name and Address	Title	Principal Occupation
Timothy Dolan 661 Highland Avenue Suite 103F Needham, MA 02494	Chief Compliance Officer and Managing Member	Managing Member of ARS

No Trustee of the Fund has any interest in ARS or its affiliates.
Evaluation by the Board of Trustees
In connection with a special meeting held on April 25, 2019, the Board, including a majority of the Independent Trustees, discussed the approval of the New Advisory Agreement. In considering the New Advisory Agreement, the Board received materials specifically relating to the New Advisory Agreement. The Trustees were assisted by independent legal counsel throughout the agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the New Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Advisory Agreement.

In considering whether to approve the New Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following factors:
(i)
Nature, Extent, and Quality of Services.  The Trustees considered the responsibilities of ARS under the New Advisory Agreement. The Trustees reviewed, both since ARS began managing the Fund and after the proposed transaction, the services being provided by ARS to the Fund including, without limitation, the quality of its investment advisory services (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives, policies and limitations; its coordination of services for the Fund among the Fund’s service providers; and its efforts to promote the Fund, grow the Fund’s assets, and assist in the distribution of Fund shares. The Trustees evaluated, both since ARS began managing the Fund and after the proposed transaction, ARS’s staffing, personnel, and methods of operating; the education and experience of ARS’s personnel; ARS’s compliance program; and the financial condition of ARS.

After reviewing the foregoing information and further information in the memorandum from ARS (e.g., descriptions of ARS’s business, ARS’s compliance program, and ARS’s Form ADV), the Board concluded that the nature, extent, and quality of the services provided by ARS were satisfactory and adequate for the Fund.
(ii)
Performance.  The Trustees compared the performance of the Fund with the performance of its benchmark index and applicable peer group data (e.g., Morningstar/Lipper peer group average) over the 1, 5, and since inception periods ended December 31, 2018. While noting that the Fund underperformed for all periods, the Trustees considered that ARS took over as the investment adviser to the Fund beginning in 2016, so only the more recent performance was relevant to evaluating ARS. The Trustees considered ARS’ explanation that the Fund performed as expected in the market environment in 2018.  The Trustees also considered the consistency of ARS’s management of the Fund with its investment objective, policies and limitations. After reviewing the investment performance of the Fund, ARS’s experience managing the Fund, ARS’s historical investment performance, and other factors, the Board concluded that the investment performance of the Fund and ARS was satisfactory.

(iii)
Fees and Expenses.  The Trustees noted the management fee for the Fund under the New Advisory Agreement and that it would not be changing from the current advisory fee or expense limitation.  The Trustees compared the advisory fee and expense ratio of the Fund to other comparable funds. The Trustees noted that the management fee was slightly higher than the peer group and category averages although within the range of fees, and the expense ratio was higher than the peer group and category averages due mostly to the recent significant decline in assets in the Fund. The Trustees considered ARS’s unique research and investment process in evaluating the reasonableness of its management fee.

Following this comparison, and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to ARS by the Fund were not unreasonable in relation to the nature and quality of the services provided by ARS and that they reflected charges that were within a range of what could have been negotiated at arm’s length and, therefore, were fair and reasonable.

(iv)
Profitability. The Board reviewed ARS’s profitability analysis in connection with its management of the Fund for the twelve months ended December 31, 2018. The Trustees noted that ARS was not profitable with respect to the Fund last year but expects to be profitable in the coming year after the transaction. The Independent Trustees discussed the profitability level of ARS, noting, among other factors and circumstances, that the level of profitability expected in the next year was due largely to the Fund reaching scale. After discussion, the Trustees concluded that ARS’s level of profitability was not excessive.

(v)
Economies of Scale. In this regard, the Trustees reviewed the Fund’s operational history and noted that the size of the Fund had not provided an opportunity to realize economies of scale. The Trustees then reviewed the Fund’s fee arrangements for breakpoints or other provisions that would allow the Fund’s shareholders to benefit from economies of scale in the future as the Fund grows.  The Trustees determined that the maximum management fee would stay the same regardless of the Fund’s asset levels.  The Trustees noted that the Fund was a relatively small size and economies of scale were unlikely to be achievable in the near future. It was pointed out that breakpoints in the advisory fee could be reconsidered in the future as the Fund grows.

Conclusion. Having requested and received such information from ARS as the Trustees believed to be reasonably necessary to evaluate the terms of the New Advisory Agreement, and as assisted by the advice of independent counsel, the Board of Trustees, including the Independent Trustees, approved the New Advisory Agreement, determined that the Transaction would create no unfair burden on Fund shareholders, and voted to recommend it to the shareholders of the Fund for approval.

OTHER INFORMATION

Outstanding Securities
The Fund is a series of an open-end registered investment company that has the authority to issue an unlimited number of shares. As of the Record Date, there were 104,001.3090 shares of the Fund outstanding.
Principal Holders of Securities
To the best knowledge of the Trust, the following tables contain information regarding the ownership of the Fund as of the Record Date by any person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who is known to the Trust to be the beneficial owner of more than five percent of any class of shares of the Fund. As of the Record Date, the Fund’s Trustees and officers did not own shares of the Fund.
Name and Address of Beneficial Owner	Amount of Ownership	Percent
BAC Asset Management, LLC 505 Harland Street Milton, MA 02186	55,679.2870	53.54%

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.

Operation of the Fund

The Trust is organized as a Delaware statutory trust and is registered under the 1940 Act, as an open-end management investment company. The Fund is a separate, diversified series of the Trust. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Fund retains various organizations to perform specialized services. The Fund’s investment adviser is ARS Investment Management, LLC, 661 Highland Avenue, Suite 103F, Needham, MA  02494.  The Nottingham Company, 116 South Franklin Street, Post Office Box 69, Rocky Mount, NC 27802-0069, provides the Fund with transfer agent, accounting, dividend paying agent, shareholder servicing agent, and administrative services. Capital Investment Group, Inc., 100 E. Six Forks Road, Suite 200, Raleigh, North Carolina 27609, is the principal underwriter and distributor of the Fund’s shares and serves as the Fund’s exclusive agent for the distribution of the Fund’s shares.

Payments to Affiliated Brokers

During the fiscal year ended May 31, 2018, the Fund did not pay any brokerage commissions to an affiliated broker.

Shareholder Proposals

The Trust is not required to hold annual meetings of shareholders, and therefore it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust within a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting. The cost of the preparation, printing and distribution of this Information Statement is being paid by ARS.

Delivery of Documents to Shareholders Sharing an Address. Only one Notice Regarding Internet Availability of this Information Statement is being delivered to multiple shareholders sharing an address unless the Trust has received contrary instructions from one or more of the shareholders. Upon written or oral request, the Trust will promptly deliver a separate copy of the Notice Regarding Internet Availability or this Information Statement to a shareholder at a shared address to which a single copy of the document was delivered. Contact the Fund by calling 1-800-773-3863, or by writing to Alpha Risk Tactical Rotation Fund, c/o The Nottingham Company, 116 South Franklin Street, Post Office Box 69, Rocky Mount, NC 27802-0069. Shareholders at shared addresses can also contact the Fund to indicate their preference regarding receiving multiple or single copies annual or semiannual reports, information statements or Notices of Internet Availability of proxy materials at their shared address.

Shareholder Reports
The Fund’s annual and semi-annual reports are available upon request, without charge, by calling the Fund toll free at 1-800-773-3863.

June 12, 2019

By Order of the Board of Trustees

/s/ James H. Speed, Jr.
James H. Speed, Jr.
Chairman

ATTACHMENT A

INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT (“Agreement”) is made and entered into as of the ___ day of ________ , 2019, by and between Starboard Investment Trust, a Delaware statutory trust (the “Trust”), and ARS Investment Management, LLC, a Massachusetts limited liability company (the “Adviser”), on behalf of the Alpha Risk Tactical Rotation Fund (the “Fund”).
WHEREAS, The Trust is registered as an open-end management investment company under the Investment Company act of 1940, as amended (the “1940 Act”); and
WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations; and
WHEREAS, the Trust offers such shares in the series named on Appendix A hereto; and
WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of asset management; and
WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to each Fund in the manner and on the terms and conditions hereinafter set forth, and the Adviser is willing to furnish such services;
NOW, THEREFORE, the parties hereto agree as follows:
1.	APPOINTMENT OF THE ADVISER
The Trust appoints the Adviser as investment adviser to the Fund, a series of the Trust, for the period and on the terms set forth in this Agreement.  The Adviser accepts such appointment and agrees to furnish the services set forth herein, for the compensation indicated in Appendix A.
2.	OBLIGATIONS OF THE ADVISER
Subject to the supervision of the Trust’s Board of Trustees, the Adviser will provide a continuous investment program for the Fund.
(a)	Services. The Adviser agrees to perform the following services for the Fund and Trust:
i.	Manage the investment and reinvestment of the assets of the Fund;
ii.	Continuously review, supervise, and administer the investment program of the Fund;
iii.	Determine, in its discretion, the securities to be purchased, retained, or sold (and implement those decisions) with respect to the Fund;
iv.	Provide the Fund and Trust with records concerning the Adviser’s activities under this Agreement which the Fund and Trust are required to maintain;
v.	Render regular reports to the Trust’s trustees and officers concerning the Adviser’s discharge of the foregoing responsibilities;

vi.
Vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested from time to time. Such proxies will be voted in a manner that the Adviser deems, in good faith, to be in the best interest of the Fund and in accordance with the Adviser’s proxy voting policy. The Adviser agrees to provide a copy of its proxy voting policy, and any amendments thereto, to the Trust prior to the execution of this Agreement; and

vii.	Perform such other services as agreed by the Adviser and the Trust from time to time.

The Adviser shall discharge the foregoing responsibilities subject to the control of the trustees and officers of the Trust and in compliance with (i) such policies as the trustees may from time to time establish; (ii) the Fund’s objectives, policies, and limitations as set forth in the prospectus and statement of additional information, as the same may be amended from time to time; and (iii) with all applicable laws and regulations.  All services to be furnished by the Adviser under this Agreement may be furnished through the medium of any director, officer, or employee of the Adviser or through such other parties as the Adviser may determine from time to time.
(b)
Expenses and Personnel.  The Adviser agrees, at its own expense or at the expense of one or more of its affiliates, to render its services and to provide the office space, furnishings, equipment, and personnel as may be reasonably required in the judgment of the trustees and officers of the Trust to perform the services on the terms and for the compensation provided herein.  The Adviser shall authorize and permit any of its officers, directors, and employees, who may be elected as trustees or officers of the Trust, to serve in the capacities in which they are elected.  Except to the extent expressly assumed by the Adviser herein and except to the extent required by law to be paid by the Adviser, the Trust shall pay all costs and expenses in connection with its operation.

(c)
Fund Transactions.  The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund.  With respect to brokerage selection, the Adviser shall seek to obtain the best overall execution for fund transactions, which is a combination of price, quality of execution, and other factors.  The Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who provide the Adviser with brokerage, research, analysis, advice, and similar services, and the Adviser may pay to these brokers and dealers, in return for such services, a higher commission or spread than may be charged by other brokers and dealers, provided that the Adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Adviser to the Fund and its other clients and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund and its other clients over the long-term.  The Adviser will promptly communicate to the officers and the trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

(d)
Books and Records.  All books and records prepared and maintained by the Adviser for the Fund and Trust under this Agreement shall be the property of the Fund and Trust and, upon request, the Adviser shall surrender to the Fund and Trust such of the books and records so requested.

(e)
Compliance Procedures.  The Adviser will, in accordance with Rule 206(4)-7 of the Investment Advisers Act of 1940, adopt and implement written policies and procedures reasonably designed to prevent violations of the Investment Advisers Act of 1940 and will provide the Trust with copies of such written policies and procedures upon request.

(f)
Code of Ethics.  The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-l under the 1940 Act and will provide the Trust with a copy of the code and evidence of its adoption. Within forty-five (45) days of the last calendar quarter of each year while this Agreement is in effect, the Adviser will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Adviser has adopted procedures reasonably necessary to prevent “access persons” (as that term is defined in Rule 17j-l) from violating the code.

3.	COMPENSATION
The Trust will pay, or cause to be paid to, the Adviser and the Adviser will accept as full compensation an investment advisory fee, based upon the average daily net assets of the Fund, computed at the end of each month and payable within five business days thereafter, according to the schedule attached hereto as Appendix A.
4.	STATUS OF ADVISER
The services of the Adviser to the Fund and Trust are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund and Trust are not impaired thereby; provided, however, that without providing written notice to the Trust’s Board of Trustees, the Adviser will not serve as investment adviser to any other registered investment company having a similar investment strategy to that of the Fund.  The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust or the Fund in any way or otherwise be deemed an agent of the Fund or Trust.  Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Adviser, who may also be a trustee, officer, or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.
5.	RETENTION OF SUB-ADVISER
Subject to the Trust’s obtaining the initial and periodic approvals required under Section 15 of the 1940 Act, the Adviser may retain one or more sub-advisers, at the Adviser’s own cost and expense, for the purpose of managing the investments of the assets of the Fund.  Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 6 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser’s duties hereunder.

6.	LIMITATION OF LIABILITY AND INDEMNIFICATION
The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder.  The Adviser shall not be liable for any error of judgment or for any loss suffered by the Fund or Trust in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under this Agreement.  It is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of the Trust’s registration statement under the Investment Company Act of 1940 or the Securities Act of 1933, except for information supplied by the Adviser for inclusion therein.  The Trust agrees to indemnify the Adviser to the full extent permitted by the Trust’s Declaration of Trust.
Any liability of the Adviser to the Fund shall not automatically impart liability on the part of the Adviser to any other series of the Trust.  The Fund shall not be liable for the obligations of any other series of the Trust, nor shall any other series of the Trust be liable for the obligations of the Fund.  The limitations of liability provided under this section are not to be construed so as to provide for limitation of liability for any liability (including liability under U.S. federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such limitation of liability would be in violation of applicable law, but will be construed so as to effectuate the applicable provisions of this section to the maximum extent permitted by applicable law.
7.	LIABILITY OF SHAREHOLDERS
Notice is hereby given that, as provided by applicable law, the obligations of or arising out of this Agreement are not binding upon any of the shareholders of the Trust individually but are binding only upon the assets and property of the Trust and that the shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation on personal liability as shareholders of private corporations for profit.
8.	REPRESENTATIONS AND WARRANTIES
(a)
Adviser’s Representations.  The Adviser represents and warrants to the Trust as follows: (i) the Adviser is a limited liability company duly organized and in good standing under the laws of the State of Massachusetts and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Adviser is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940, and shall maintain such registration in effect at all times during the term of this Agreement.

(b)
Trust’s Representations.  The Trust represents and warrants to the Adviser as follows: (i) the Trust has been duly organized as a statutory trust under the laws of the State of Delaware and is authorized to enter into this Agreement and carry out its terms; (ii) the Trust is registered as an investment company with the Securities and Exchange Commission under the Investment Company Act of 1940; (iii) shares of the Fund are (or will be) registered for offer and sale to the public under the Securities Act of 1933; and (iv) such registrations will be kept in effect during the term of this Agreement.

9.	NOTICE OF CHANGE IN CONTROL
The Adviser is obligated to notify the Trust if there is a change in control of the Adviser at least thirty days prior to the effective date of the change, or as soon as practicable in the event that thirty days’ notice is not possible.
10.	DURATION AND TERMINATION
This Agreement shall remain in effect for an initial term of one year from the date hereof, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the trustees of the Trust who are not “interested persons” (as defined in the Investment Company Act of 1940) of the Trust, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided that:
(a)
The Trust may, at any time and without the payment of any penalty, terminate this Agreement upon 60 calendar days’ written notice of a decision to terminate this Agreement by (i) the Trust’s trustees; or (ii) the vote of a majority of the outstanding voting securities of the Fund;

(b)	This Agreement shall immediately terminate in the event of its assignment (within the meaning of the Investment Company Act of 1940 and the rules thereunder); and
(c)	The Adviser may, at any time and without the payment of any penalty, terminate this Agreement upon 60 calendar days’ written notice to the Fund and Trust.
(d)	The terms of paragraph 5 of this Agreement shall survive the termination of this Agreement.
11.	AMENDMENT OR ASSIGNMENT OF AGREEMENT
(a)
Amendment. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought.  No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the Investment Company Act of 1940).

(b)
Assignment.  The parties agree that assignment of this Agreement constitutes a material breach, and further that this Agreement shall terminate automatically and immediately in the event of its assignment.

12.	STRUCTURE OF AGREEMENT
The Trust is entering into this Agreement solely on behalf of the Fund.  Without limiting the generality of the foregoing: (i) no breach of any term of this Agreement shall create a right or obligation with respect to any series of the Trust other than the Fund; (ii) under no circumstances shall the Adviser have the right to set off claims relating to the Fund by applying property of any other series of the Trust; and (iii) the business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Fund.

13.	MISCELLANEOUS
(a)	Headings. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.
(b)
Use of Names.  The Trust acknowledges that all rights to the name “Alpha Risk” belong to the Adviser, and the Trust is being granted a limited license to use such words in its name, the name of its series and the name of its classes of shares.

(c)	Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.
(d)	Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Delaware.

REPRESENTATION OF SIGNATORIES.  Each of the undersigned expressly warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first above written.

STARBOARD INVESTMENT TRUST

By:
Name:
Title:

INVESTMENT MANAGEMENT, LLC

By:
Name:
Title:

INVESTMENT ADVISORY AGREEMENT

Appendix A
COMPENSATION SCHEDULE
For the services delineated in this Agreement, the Adviser shall receive an investment advisory fee equal to an annualized rate of the average daily net assets of the Fund as listed below.  The fee shall be calculated as of the last business day of each month based upon the average daily net assets of the Fund determined in the manner described in the Fund’s Prospectus and Statement of Additional Information.

FUND	INVESTMENT ADVISORY FEE
Alpha Risk Tactical Rotation Fund	1.10%

Alpha Risk Tactical Rotation Fund
A series of the Starboard Investment Trust
116 South Franklin Street
Rocky Mount, North Carolina 27804
Tel (800) 773-3863 Fax (252) 972-1908

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the Information Statement that is available to you on the internet relating to the Alpha Risk Tactical Rotation Fund (the “Fund”), a series of Starboard Investment Trust (the “Trust”). We encourage you to access and review all of the important information contained in the Information Statement.
The Information Statement describes the recent approval of a new advisory agreement between the Trust, on behalf of the Fund, and ARS Investment Management, LLC (“ARS”).
In lieu of physical delivery of the Information Statement, the Fund will make the Information Statement available to you on the Trust’s website.
This Notice of Internet Availability of the Information Statement is being mailed on or about June 12, 2019 to shareholders of record of the Fund as of April 30, 2019. The Information Statement will be available on the Trust’s website at www.ncfunds.com until September 30, 2019. A paper or e-mail copy of the Information Statement may be obtained, without charge, by contacting the Trust at shareholders@ncfunds.com or toll-free at 1-800-773-3863.

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. A copy of the Information Statement may be obtained upon request and without charge.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.